Exhibit 99.2

NASDAQ | LLEX Corporate Presentation April 2017

Disclaimer

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes", "expects", "anticipates", "intends", "plans", "estimates", "should", "likely" or similar expressions, indicates a forward-looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. The identification in this presentation of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive. These forward-looking statements are given only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligations to update any forward-looking statements.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: The success of the company's exploration and development efforts; the price of oil, gas and other produced gasses and liquids; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas, oil and other products; the ability of the company to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; cost of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price. See "Risk Factors" in the company's 2015 Annual Report on Form 10-K, Quarterly Reports on 10-Q and other public filings and press releases.

RESERVE/RESOURCE DISCLOSURE

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Reserve estimates that are intended to meet SEC guidelines are included in our periodic reports filed with the SEC. In this presentation, we sometimes also refer to broader, less precise terms when characterizing reserve estimates, such as "resource potential" and "estimated ultimate recovery", or "EUR", which the SEC does not permit to be disclosed in SEC filings and are not intended to conform to SEC filing requirements. These estimates are by their nature more speculative than those disclosed in our SEC filings and thus are subject to substantially greater uncertainty of being realized. They are based on internal estimates, are not reviewed or reported upon by any independent third party and are subject to ongoing review. Actual quantities recovered will likely differ substantially from these estimates. Factors affecting ultimate recovery of reserves include the scope of our actual drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices (including prevailing oil and gas prices), availability of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual recoveries of oil and natural gas in place, length of horizontal laterals, actual drilling results, including geological and mechanical factors affecting recovery rates, and other factors. These estimates may change significantly as the development of properties provides additional data. Investors are urged to consider closely the oil and gas disclosures in the company's 2015 Annual Report on Form 10-K.

Confidentiality. Information contained herein is confidential between the Recipient of this information and Lilis Energy, Inc. It is strictly understood that this information shall not be shared with any third party without the written permission from Lilis Energy, Inc. Any dissemination or distribution of any information contained herein is strictly prohibited.

Informational Purposes. The Information contained herein as been prepared for informational purposes only and should not be construed as an offer to sell or the solicitation of an offer to buy any security. Such information includes forward looking statements, estimates and projections, which are inherently uncertain, being based on assumptions and subjective judgments which may not prove to be accurate.

No Liability. Recipients are urged to consult with their own independent financial advisors with respect to any investment. All information contained herein should be independently verified. Neither Lilis Energy, Inc. nor any of its officers, directors, members, employees or consultants, accept and liability whatsoever for any direct or consequential loss arising from any use of information contain in this presentation. Investing in securities can be speculative and can carry a high degree of risk.

IRS Circular 230 Disclosure. Lilis Energy, Inc. and its affiliates do not provide tax advice. Accordingly, and discussion of U.S. tax matters included herein (including any attachments) is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone not affiliated with Lilis Energy, Inc. of any of the matters addressed herein or for the purpose of avoiding U.S. tax-related penalties.

Strictly Private and Confidential

LILIS

Pure Play Permian Operator with Core Delaware Position Over 8,000 net acres (100% operated) in the Delaware basin Multi - year inventory of over 500 potential horizontal net locations Generates strong returns with 76% IRRs using flat $50 pricing (1) When compared to its public Permian peers, LLEX has the highest Permian Basin exposure per $1 million of enterprise value (2) - providing investors significant leverage to the Permian High Growth Rate with 12 - Month Plan Transformative valuation proposition through conversion of resource potential to production, reserves, and cash flow Preliminary D&C development plan (3) calling for the drilling of 11 gross or 9 net wells ( consisting of vertical re - entries and new drills) initially targeting the Wolfcamp B □ 5 targeted vertical wellbores on acreage position allows for re - entry and significant cost savings Recently completed and producing from two operated horizontal wells drilled to the Wolfcamp B, fracking completed on a third and drilling ahead on a fourth operated horizontal well Estimate growing production between 5,000 – 5,300 Boe /d by December 31, 2017 vs. Q4:2016 production of 618 Boe /d Track Record of Delaware Acreage Acquisition Assembled currently over 8,000 net acre position RSP Permian acquisition of Silver Hill transacted at $47,561 / net production adjusted acre (4) – RSPP/Silver Hill acreage surrounds Lilis acreage Since June 2016 merger with Brushy Resources, have grown acreage footprint by over 125% Experienced and Aligned Management Team Management and board of directors own ~21% of the company – aligned with shareholder interests Current management and operational teams have worked with Anadarko, Cobalt, and Occidental, EOG, Burlington, SM Energy and Quantum Resources Investment Highlights 1. Based off of flat $50 oil pricing and $2.73 gas on a 1 mile re - entry 2. Peer group consists of CPE, PE, RSPP, FANG, REN, and SM; Uses publicly available information 3. Preliminary 2017 capital plan subject to continued internal evaluation and may rely on the availability of external financing 4. $/acre information taken from publicly available information and includes certain transaction adjustments 3 Strictly Private and Confidential

• Delaware Basin Based Operator • Delaware Basin is now in full scale development mode • Over 8,000 net acres in the core of the Delaware • Over 500 net identified future drilling locations (3) • Average working interest of 72%, • 60% HBP • 100% operated • Entered Delaware Basin at an attractive valuation (4) • $30,000 per flowing barrel • $4,100 per acre • Recent strategic acquisitions transacting at between ~$30,000 and ~$48,000 / net production adjusted acre • Preliminary 2017 operating capital plan focused on meaningful production and acreage footprint growth • Preliminary D&C development plan calling for 11 gross wells (9 net), initially targeting the Wolfcamp B (5) • 6 of which are existing vertical wellbores, allowing for re - entry and cost savings of ~$1 million per well • Expected December 2017 exit rate of approximately 5,000 – 5,300 boe /d vs. Q4:2016 production of 618 Boe /d • Expect to aggressively grow undeveloped acreage position at attractive per acre valuations Delaware Basin Position 4 Lilis Energy Profile (1) Lilis Energy Overview Lilis Energy Overview Share Price $3.98 Shares Outstanding 30.4 million Market Cap $120.9 million Fully Diluted Shares Outstanding (2) ~64.5 million Adjusted Market Cap $256.7 million 1. Based on closing price on March 31, 2017 and shares outstanding as of March 10, 2017. Includes 5.2mm shares issued in conjun cti on with PIPE offering announced March 1, 2017 2. Assumes the conversion of 13.5 million convertible preferred shares w/ accrued dividends and all “in the money” warrants 3. Possible locations are calculated using required spacing as determined by observing results on wells, how they are being dril led within the play and analysis of Permeability and Porosity on well logs 4. Based on transaction value of $28.3 million, transaction value = consideration paid plus approx. fair value of net assets ass ume d 5. Preliminary 2017 capital plan subject to continued internal evaluation and may rely on the availability of external financing – targeting walfcamp B but may evaluate different zones Strictly Private and Confidential

Delaware Offset Well Map

LLEX Well Results & Operational Highlights

- Contiguous acreage on Loving-Winkler County line in Texas and Lea County, New Mexico
- 15 vertical wells, 4 Horizontal producing, 1 Horizontal in progress (drilling) and 1 horizontal in progress (completion) from multiple formations: Wolfcamp, Brushy Canyon, Bell Canyon, Strawn & Atoka
- **Bison #1H**
  - Wolfcamp B Re-Entry
  - Total Depth of 19,581'
  - 6,897' lateral
  - 35 frac stages, 2,200 pounds of proppant per foot
  - Recent 24hr IP rate of 2,375 Boepd (75% liquids)
  - IP30 2,144 Boepd (74% liquids)
  - IP per 1,000' of 344 Boepd
- **Grizzly #1H**
  - Wolfcamp B Re-Entry
  - Total Depth of 16,971'
  - Estimated 4,103' lateral to stimulate
  - 20 frac stages, 2,200 pounds of proppant per foot
  - Recent 24hr IP rate of 1,666 Boepd (65% liquids)
  - IP30 1,323 Boepd (63% liquids)
  - IP Per 1,000' of 406 Boepd
- **Hippo #1H**
  - Successfully fracture stimulated in 20 stages
  - 2,200 pounds of proppant per foot
  - 100% of planned job placed in formation
  - Expect to start well testing Mid-April
- **Lion #1H**
  - Currently drilling
  - Planned drilling of the curve at ~ 10,039' MD
  - Planned total depth is ~16,580' MD
  - Projected treatable lateral is ~4,105'

LLEX Acreage and Offset Operators


Lilis Energy
Grizzly #1H
4,115'
IP-24HR: 1,666 Boe/d
IP30: 1,323 Boe/d
406 Boe/d per 1,000'
Lilis Energy
Bison #1H
6,897'
IP-24HR: 2,375 Boe/d
IP30: 2,144 Boe/d
344 Boe/d per 1,000'
DEVON
RMR
YATES
ENDEAVOR
OXY
ANADARKO
RSP PERMIAN
EOG
MATADOR
PANTHER
LILIS ENERGY
XTO
SHELL
ENERGEN
FELIX
RKI

- Lilis Energy acreage in Yellow
- RSP Permian acquisition of Silver Hill in Blue

Strictly Private and Confidential

5

Strong Offset Well Results and Recent Transaction Support Value



Concho
Gunner Fed 5H
IP30: 1,306 Boe/d
Concho
Coachman Fee 4H
IP24: 1,142 Boe/d
Endurance
White Falcon 16 #1H
IP30: 1,813 Boe/d
Lea
13
12
11
Lilis Energy
Grizzly #1H
4,115'
IP-24HR: 1,666 Boe/d
IP30: 1,323 Boe/d
406 Boe/d per 1,000'
Matador
Totum #211H
5,298'
IP-24HR: 2,247 Boe/d
424 Boe/d per 1,000'
RSPP / Silver Hill
$47,561 / acre
10/13/16
Silver Hill
Ludeman D 302H
7,247'
IP30: 1,335 Boe/d
185 Boe/d per 1,000'
8
9
7
Silver Hill
Ludeman D 102H
7,486'
IP30: 1,361 Boe/d
182 Boe/d per 1,000'
Winkler
Silver Hill
Bullet 27-11 2H
4,377'
IP30: 940 Boe/d
215 Boe/d per 1,000'
Loving
Mewbourne
Harrison 43 W102
5,285'
IP30: 977 Boe/d
185 Boe/d per 1,000'
1
6
Mewbourne
University B201
4,391'
IP30: 850 Boe/d
194 Boe/d per 1,000'
3
Anadarko
H&T 75-24 2H
5,279'
IP30: 1,148 Boe/d
218 Boe/d per 1,000'
Lilis Energy
Bison #1H
6,897'
IP-24HR: 2,375 Boe/d
IP30: 2,144 Boe/d
344 Boe/d per 1,000'
Devon
Ragin Cajun 2H
5,285'
IP30: 898 Boe/d
170 Boe/d per 1,000'
10
5
2
XTO
Block 21 1803H
4,074'
IP30: 1,112 Boe/d
273 Boe/d per 1,000'
4
Felix Energy
Falcon State #1H
4,850'
IP30: 818 Boe/d
169 Boe/d per 1,000'
Brushy Canyon
Avalon
Wolfcamp A
Wolfcamp B
2nd Bone Spring
3rd Bone Spring

Sources: Publicly available information, investor presentations, Texas Railroad Commission, HDPI Drillinginfo and LLEX internal company database

LILIS

Strictly Private and Confidential

6

RSPP / Silver Hill Transaction: Analogous to LLEX Assets

RSPP / Silver Hill Transaction Overview

- October 2016 – RSP Permian (RSPP) and Silver Hill Energy Partners I and II (Silver Hill) announced purchase and sale agreements in which RSPP acquired 41,000 net acres in the Delaware Basin for total consideration of ~$2.40 Billion
- ~80% operated and over 80% working interest in operated acreage; conducive to long lateral development
- Current production of ~15,000 boe/d (69% oil; 86% liquids)
- ~250,000 net effective horizontal acres including Wolfcamp B, Lower and Upper (XY) Wolfcamp A, 3rd Bone Spring, 2 Bone Spring, Avalon and Brushy Canyon
- ~3,200 gross / ~1,950 net drilling locations
- Assets directly offset LLEX's assets
- **As illustrated in the map to the right, LLEX's Wolfcamp depth is analogous to the Silver Hill acreage acquired by RSP Permian**

Wolfcamp Depth: Delaware Basin[1]



RSPP / Silver Hill Acreage $47,561 / acre[2]
LLEX Acreage
Northwest Shelf
San Simon Channel
Gaines
Lea
Andrews
Central Basin Platform
Delaware Basin
NEW MEXICO
TEXAS
Loving
Winkler
Culberson
Ward
Reeves
Pecos
SILVER HILL ACREAGE
WOLFCAMP STRUCTURE (TVDSS)
CONTOUR INTERVAL = 500

1. RSPP /Silver Hill investor presentation: publicly available information
2. $/Acre information taken from publicly available information and includes certain transaction adjustments

Strictly Private and Confidential
7

LILIS

Contiguous Acreage Position with Well Control and Takeaway Capacity

Significant Value in Delaware

- Vertical wellbores allow for horizontal re-entry
  - Reducing completed well costs by ~$1 million per well
- Extensive well control
  - No seismic or pilot holes required
- Full suite of logs penetrate entire Wolfcamp interval
- Target formation cuttings scientifically analyzed
- Field infrastructure and takeaway capacity in-place

Cost Reduction Initiatives

- Awaiting approvals for salt water disposal well – results in significant cost savings / LOE reduction
- Relationship with Energy Transfer Partners provides sufficient takeaway capacity through 2017
- Evaluating gas gathering options
  - Ensuring capacity
  - Removing existing rentals

Existing Well Logs



10
14
16
19
Wolfcamp
Bone Springs
Avalon
Delaware

Strictly Private and Confidential

8

Offset Operator Lateral Targets: Break - Out 5 A A’ 1 2 3 4 6 7 8 WINKLER LOVING LEA Getty Oil Company 1 423013022700 Exxon Co USA Lineberry Gas Unit 423013004000 Boyd J K O&G CO Inc Boyd 15 1501 423013001800 Impetro Oper LLC Tube 9 Unit 1 424951093300 Heritage Standard Wolfe Unit 424953215500 Heritage Resources Tubb Estate 21 424953197900 Federal Deposit INS Comanche UNIT 1 424953040600 EDISTO RES CORP CLIFTON427 427 424953232800 9 Strictly Private and Confidential Sources: Publicly available information, Texas Railroad Commission, Internal LLEX database

Structural Cross Section GETTY OIL COMPANY 1 423013022700 EXXON CO USA LINEBERY GAS UNIT 1 423013004000 BOYD D K O&G CO INC BOYD 15 1501 423013001800 IMPETRO OPER LLC TUBB 9 UNIT 1 424951093300 HERITAGE STANDARD WOLFE UNIT 3 424953215500 HERITAGE RESOURCES TUBB ESTATE 21 1 424953197900 FEDERAL DEPOSIT INSU COMANCHE UNIT 1 1 424953040600 EDISTO RES CORP CLIFTON427 427 1 424953232800 <10.99MI> <3.51MI> <4.06MI> <1.54MI> <1.45MI> <2.27MI> <1.46MI> 7700 7800 7900 8000 8100 8200 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 11700 11800 11900 12000 12100 12200 12300 12400 12500 12600 12700 12800 12900 13000 13100 13200 13300 13400 13500 13600 13700 13800 13900 14000 14100 14200 14300 14400 14500 14600 7600 7700 7800 7900 8000 8100 8200 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 11700 11800 11900 12000 12100 12200 12300 12400 12500 12600 12700 12800 12900 13000 13100 13200 13300 13400 13500 13600 13700 13800 13900 14000 14100 14200 14300 14400 14500 7500 7600 7700 7800 7900 8000 8100 8200 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 11700 11800 11900 12000 12100 12200 12300 12400 12500 12600 12700 12800 12900 13000 13100 13200 13300 13400 13500 13600 13700 13800 13900 14000 14100 14200 14300 14400 7400 7500 7600 7700 7800 7900 8000 8100 8200 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 11700 11800 11900 12000 12100 12200 12300 12400 12500 12600 12700 12800 12900 13000 13100 13200 13300 13400 13500 13600 13700 13800 13900 14000 14100 14200 14300 7400 7500 7600 7700 7800 7900 8000 8100 8200 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 11700 11800 11900 12000 12100 12200 12300 12400 12500 12600 12700 12800 12900 13000 13100 13200 13300 13400 13500 13600 13700 13800 13900 14000 14100 14200 14300 7400 7500 7600 7700 7800 7900 8000 8100 8200 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 11700 11800 11900 12000 12100 12200 12300 12400 12500 12600 12700 12800 12900 13000 13100 13200 13300 13400 13500 13600 13700 13800 13900 14000 14100 14200 14300 7400 7500 7600 7700 7800 7900 8000 8100 8200 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 11700 11800 11900 12000 12100 12200 12300 12400 12500 12600 12700 12800 12900 13000 13100 13200 13300 13400 13500 13600 13700 13800 13900 14000 14100 14200 14300 7780.2 7762.6 7614.6 7435.3 7469.3 7507.4 7594.6 9145.5 9099.2 8938.8 8663.8 8537.2 8548.8 9417.7 9342.5 9086.1 8888.6 8754.1 8748.7 8707.4 8359.2 10243.7 10187.6 10071.7 9921.0 9834.6 9824.4 9715.7 9267.2 11171.2 11115.5 11001.5 10980.5 10847.9 10923.6 10776.3 10404.8 12131.1 12084.0 11888.6 11771.1 11676.5 11802.0 11737.2 11451.5 12320.3 12217.3 12015.7 11929.7 11812.0 12026.2 11868.8 11615.6 12643.3 12468.8 12293.6 12259.9 12191.3 12336.5 12299.2 12071.4 12996.3 12906.3 12759.7 12779.0 12695.2 12751.1 12700.0 12372.3 14032.3 13836.4 13502.1 13455.1 13407.3 13524.2 13502.7 14507.6 14253.2 13979.8 13828.0 13789.1 13959.0 13727.0 13552.4 7400 7500 7600 7700 7800 7900 8000 8100 8200 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 11700 11800 11900 12000 12100 12200 12300 12400 12500 12600 12700 12800 12900 13000 13100 13200 13300 13400 13500 13600 13700 13800 13900 14000 14100 14200 14300 Subsea Depth(ft) Subsea Depth(ft) -4400 -4400 -4600 -4600 -4800 -4800 -5000 -5000 -5200 -5200 -5400 -5400 -5600 -5600 -5800 -5800 -6000 -6000 -6200 -6200 -6400 -6400 -6600 -6600 -6800 -6800 -7000 -7000 -7200 -7200 -7400 -7400 -7600 -7600 -7800 -7800 -8000 -8000 -8200 -8200 -8400 -8400 -8600 -8600 -8800 -8800 -9000 -9000 -9200 -9200 -9400 -9400 -9600 -9600 -9800 -9800 -10000 -10000 -10200 -10200 -10400 -10400 -10600 -10600 -10800 -10800 -11000 -11000 -11200 -11200 -11400 -11400 Delaware Basin HS=1908 PETRA 2/5/2017 1:05:47 PM (West-East xsec.CSP) Brushy Canyon Avalon 1 st Bone Spring 2 nd Bone Spring 3rd Bone Spring Wolfcamp XY A B C D Strawn • Structural cross section from west to east through Loving and Winkler Counties • Most notable is the increase in carbonates throughout the Bone Spring • Wolfcamp is structurally comparable, but contains more carbonates in the form of debris flows and patch reefs to the east • Formation tops are posted in measured depth • Gamma Ray is color - coded to highlight carbonates. Resistivity greater than 20 ohm/m is shaded in red • Logo represents potential targets based on open hole logs and mud log shows within the acreage 26S 35E 35 26S 36E 21 26S 35E 17 26S 35E 15 26S 33E 17 26S 34E 21 26S 33E 24 26S 35E 13 26S 34E 29 26S 33E 33 26S 36E 27 26S 33E 16 26S 35E 18 26S 36E 32 26S 34E 16 26S 33E 29 26S 33E 21 26S 36E 18 26S 36E 25 26S 34E 20 26S 33E 23 26S 35E 27 26S 34E 30 26S 34E 14 26S 35E 20 26S 33E 26 26S 35E 29 26S 35E 23 26S 34E 36 26S 33E 15 26S 33E 25 26S 36E 24 26S 33E 34 26S 36E 30 26S 36E 34 26S 33E 36 26S 33E 20 26S 36E 11 26S 34E 19 26S 34E 24 26S 33E 13 26S 34E 32 26S 34E 17 26S 35E 33 26S 33E 14 26S 36E 15 26S 36E 22 26S 36E 13 26S 35E 28 26S 34E 26 26S 36E 14 26S 34E 28 26S 34E 33 26S 36E 28 26S 36E 16 26S 34E 18 26S 33E 28 26S 36E 29 26S 35E 36 26S 36E 17 26S 35E 19 26S 35E 30 26S 36E 35 26S 35E 34 26S 36E 20 26S 35E 16 26S 36E 36 26S 35E 21 26S 35E 24 26S 36E 31 26S 34E 15 26S 33E 22 26S 36E 12 26S 33E 35 26S 36E 23 26S 36E 19 26S 34E 23 26S 36E 33 26S 35E 26 26S 35E 32 26S 33E 32 26S 34E 25 26S 34E 13 26S 35E 14 26S 34E 22 26S 35E 25 26S 34E 27 26S 35E 22 26S 33E 27 3 15 16 18 23 39 9 34 5 17 25 9 33 41 23 43 11 16 5 3 13 23 8 6 29 8 16 2 14 17 11 4 20 1 5 10 47 3 9 4 16 19 10 7 14 23 19 16 22 42 10 7 22 17 5 16 11 10 18 33 3 25 5 14 30 12 19 12 21 11 5 2 23 30 15 2 10 22 3 24 13 1 6 20 21 23 17 26 4 2 2 10 7 22 13 20 15 7 5 15 9 31 8 6 23 5 21 7 8 35 48 11 27 13 27 23 10 9 9 2 2 18 32 24 46 15 10 1 18 37 24 8 11 31 16 22 4 17 26 2 15 24 48 7 21 29 6 6 14 21 17 22 16 19 14 13 27 20 32 19 8 5 13 24 13 28 18 6 20 1 21 24 11 24 15 26 40 2 1 6 13 26 4 6 9 25 16 18 12 3 22 3 5 16 12 17 36 14 12 3 4 28 11 25 38 4 10 12 6 4 14 8 12 29 1 28 11 45 13 16 12 16 7 9 14 34 22 30 16 44 BLOCK-74 SEC-30 BLOCK-27 SEC-18 BLOCK-74 SEC-31 BLOCK-74 SEC-11 BLOCK-74 SEC-5 BLOCK-C23 SEC-26 BLOCK-75 SEC-21 BLOCK-26 SEC-7 BLOCK-C23 SEC-18 BLOCK-C23 SEC-25 BLOCK-74 SEC-23 BLOCK-27 SEC-6 BLOCK- SEC-2 BLOCK-27 SEC-26 BLOCK-C23 SEC-24 BLOCK-27 SEC-13 BLOCK-C23 SEC-14 BLOCK-74 SEC-14 BLOCK-75 SEC-20 BLOCK-27 SEC-21 BLOCK-27 SEC-8 BLOCK-28 SEC-24 BLOCK-28 SEC-12 BLOCK-74 SEC-28 BLOCK-74 SEC-26 BLOCK-27 SEC-9 BLOCK-C23 SEC-6 BLOCK-74 SEC-4 BLOCK-27 SEC-16 BLOCK-27 SEC-19 BLOCK-C23 SEC-13 BLOCK-75 SEC-36 BLOCK-27 SEC-25 BLOCK-27 SEC-16 BLOCK-74 SEC-13 BLOCK-28 SEC-1 BLOCK-74 SEC-7 BLOCK-27 SEC-11 BLOCK-27 SEC-7 BLOCK-C24 SEC-1 BLOCK-C23 SEC-20 BLOCK-27 SEC-24 BLOCK-75 SEC-16 BLOCK-27 SEC-5 BLOCK-27 SEC-30 BLOCK-C23 SEC-11 BLOCK-74 SEC-23 BLOCK-27 SEC-28 BLOCK-27 SEC-16 BLOCK-26 SEC-6 BLOCK-74 SEC-12 BLOCK-C23 SEC-23 BLOCK-27 SEC-22 BLOCK-74 SEC-27 BLOCK-26 SEC-5 BLOCK-27 SEC-36 BLOCK-75 SEC-35 BLOCK-C23 SEC-19 BLOCK-74 SEC-10 BLOCK-74 SEC-8 BLOCK-75 SEC-18 BLOCK-C23 SEC-16 BLOCK-27 SEC-3 BLOCK-75 SEC-1 BLOCK-C23 SEC-8 BLOCK-27 SEC-29 BLOCK-27 SEC-14 BLOCK-27 SEC-10 BLOCK-74 SEC-24 BLOCK-C23 SEC-9 BLOCK-27 SEC-4 BLOCK-27 SEC-34 BLOCK-C23 SEC-17 BLOCK-C24 SEC-2 BLOCK-75 SEC-34 BLOCK-74 SEC-32 BLOCK-26 SEC-19 BLOCK-C23 SEC-27 BLOCK-C24 SEC-3 BLOCK-75 SEC-2 BLOCK-27 SEC-27 BLOCK-C23 SEC-21 BLOCK-27 SEC-35 BLOCK-C24 SEC-8 BLOCK-C24 SEC-9 BLOCK-75 SEC-17 BLOCK-B27 SEC-16 BLOCK-27 SEC-2 BLOCK-27 SEC-12 BLOCK-C23 SEC-8 BLOCK-C24 SEC-4 BLOCK-27 SEC-17 BLOCK-27 SEC-27 BLOCK-C23 SEC-12 BLOCK-27 SEC-16 BLOCK-74 SEC-5 BLOCK-C23 SEC-15 BLOCK-27 SEC-23 BLOCK-28 SEC-23 BLOCK-26 SEC-18 BLOCK-C24 SEC-5 BLOCK-27 SEC-15 BLOCK-28 SEC-13 BLOCK-C23 SEC-10 BLOCK-C23 SEC-7 BLOCK-75 SEC-19 BLOCK-74 SEC-9 BLOCK-C23 SEC-22 BLOCK-74 SEC-25 BLOCK-74 SEC-1 BLOCK-74 SEC-6 BLOCK-74 SEC-29 BLOCK-27 SEC-20 W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W FEET 0 10,000 WOLFCAMP D [0] WOLFCAMP C [3] WOLFCAMP B [5] WOLFCAMP A [29] WOLFCAMP XY [17] 3RD BONE SPRING [1] 2ND BONE SPRING [6] 1ST BONE SPRING [3] AVALON [7] BRUSHY CANYON [22] PETRA 2/5/2017 3:13:31 PM 5 A A’ 1 2 3 4 6 7 8 26S 35E 35 26S 36E 21 26S 35E 17 26S 35E 15 26S 33E 17 26S 34E 21 26S 33E 24 26S 35E 13 26S 34E 29 26S 33E 33 26S 36E 27 26S 33E 16 26S 35E 18 26S 36E 32 26S 34E 16 26S 33E 29 26S 33E 21 26S 36E 18 26S 36E 25 26S 34E 20 26S 33E 23 26S 35E 27 26S 34E 30 26S 34E 14 26S 35E 20 26S 33E 26 26S 35E 29 26S 35E 23 26S 34E 36 26S 33E 15 26S 33E 25 26S 36E 24 26S 33E 34 26S 36E 30 26S 36E 34 26S 33E 36 26S 33E 20 26S 36E 11 26S 34E 19 26S 34E 24 26S 33E 13 26S 34E 32 26S 34E 17 26S 35E 33 26S 33E 14 26S 36E 15 26S 36E 22 26S 36E 13 26S 35E 28 26S 34E 26 26S 36E 14 26S 34E 28 26S 34E 33 26S 36E 28 26S 36E 16 26S 34E 18 26S 33E 28 26S 36E 29 26S 35E 36 26S 36E 17 26S 35E 19 26S 35E 30 26S 36E 35 26S 35E 34 26S 36E 20 26S 35E 16 26S 36E 36 26S 35E 21 26S 35E 24 26S 36E 31 26S 34E 15 26S 33E 22 26S 36E 12 26S 33E 35 26S 36E 23 26S 36E 19 26S 34E 23 26S 36E 33 26S 35E 26 26S 35E 32 26S 33E 32 26S 34E 25 26S 34E 13 26S 35E 14 26S 34E 22 26S 35E 25 26S 34E 27 26S 35E 22 26S 33E 27 3 15 16 18 23 39 9 34 5 17 25 9 33 41 23 43 11 16 5 3 13 23 8 6 29 8 16 2 14 17 11 4 20 1 5 10 47 3 9 4 16 19 10 7 14 23 19 16 22 42 10 7 22 17 5 16 11 10 18 33 3 25 5 14 30 12 19 12 21 11 5 2 23 30 15 2 10 22 3 24 13 1 6 20 21 23 17 26 4 2 2 10 7 22 13 20 15 7 5 15 9 31 8 6 23 5 21 7 8 35 48 11 27 13 27 23 10 9 9 2 2 18 32 24 46 15 10 1 18 37 24 8 11 31 16 22 4 17 26 2 15 24 48 7 21 29 6 6 14 21 17 22 16 19 14 13 27 20 32 19 8 5 13 24 13 28 18 6 20 1 21 24 11 24 15 26 40 2 1 6 13 26 4 6 9 25 16 18 12 3 22 3 5 16 12 17 36 14 12 3 4 28 11 25 38 4 10 12 6 4 14 8 12 29 1 28 11 45 13 16 12 16 7 9 14 34 22 30 16 44 BLOCK-74 SEC-30 BLOCK-27 SEC-18 BLOCK-74 SEC-31 BLOCK-74 SEC-11 BLOCK-74 SEC-5 BLOCK-C23 SEC-26 BLOCK-75 SEC-21 BLOCK-26 SEC-7 BLOCK-C23 SEC-18 BLOCK-C23 SEC-25 BLOCK-74 SEC-23 BLOCK-27 SEC-6 BLOCK- SEC-2 BLOCK-27 SEC-26 BLOCK-C23 SEC-24 BLOCK-27 SEC-13 BLOCK-C23 SEC-14 BLOCK-74 SEC-14 BLOCK-75 SEC-20 BLOCK-27 SEC-21 BLOCK-27 SEC-8 BLOCK-28 SEC-24 BLOCK-28 SEC-12 BLOCK-74 SEC-28 BLOCK-74 SEC-26 BLOCK-27 SEC-9 BLOCK-C23 SEC-6 BLOCK-74 SEC-4 BLOCK-27 SEC-16 BLOCK-27 SEC-19 BLOCK-C23 SEC-13 BLOCK-75 SEC-36 BLOCK-27 SEC-25 BLOCK-27 SEC-16 BLOCK-74 SEC-13 BLOCK-28 SEC-1 BLOCK-74 SEC-7 BLOCK-27 SEC-11 BLOCK-27 SEC-7 BLOCK-C24 SEC-1 BLOCK-C23 SEC-20 BLOCK-27 SEC-24 BLOCK-75 SEC-16 BLOCK-27 SEC-5 BLOCK-27 SEC-30 BLOCK-C23 SEC-11 BLOCK-74 SEC-23 BLOCK-27 SEC-28 BLOCK-27 SEC-16 BLOCK-26 SEC-6 BLOCK-74 SEC-12 BLOCK-C23 SEC-23 BLOCK-27 SEC-22 BLOCK-74 SEC-27 BLOCK-26 SEC-5 BLOCK-27 SEC-36 BLOCK-75 SEC-35 BLOCK-C23 SEC-19 BLOCK-74 SEC-10 BLOCK-74 SEC-8 BLOCK-75 SEC-18 BLOCK-C23 SEC-16 BLOCK-27 SEC-3 BLOCK-75 SEC-1 BLOCK-C23 SEC-8 BLOCK-27 SEC-29 BLOCK-27 SEC-14 BLOCK-27 SEC-10 BLOCK-74 SEC-24 BLOCK-C23 SEC-9 BLOCK-27 SEC-4 BLOCK-27 SEC-34 BLOCK-C23 SEC-17 BLOCK-C24 SEC-2 BLOCK-75 SEC-34 BLOCK-74 SEC-32 BLOCK-26 SEC-19 BLOCK-C23 SEC-27 BLOCK-C24 SEC-3 BLOCK-75 SEC-2 BLOCK-27 SEC-27 BLOCK-C23 SEC-21 BLOCK-27 SEC-35 BLOCK-C24 SEC-8 BLOCK-C24 SEC-9 BLOCK-75 SEC-17 BLOCK-B27 SEC-16 BLOCK-27 SEC-2 BLOCK-27 SEC-12 BLOCK-C23 SEC-8 BLOCK-C24 SEC-4 BLOCK-27 SEC-17 BLOCK-27 SEC-27 BLOCK-C23 SEC-12 BLOCK-27 SEC-16 BLOCK-74 SEC-5 BLOCK-C23 SEC-15 BLOCK-27 SEC-23 BLOCK-28 SEC-23 BLOCK-26 SEC-18 BLOCK-C24 SEC-5 BLOCK-27 SEC-15 BLOCK-28 SEC-13 BLOCK-C23 SEC-10 BLOCK-C23 SEC-7 BLOCK-75 SEC-19 BLOCK-74 SEC-9 BLOCK-C23 SEC-22 BLOCK-74 SEC-25 BLOCK-74 SEC-1 BLOCK-74 SEC-6 BLOCK-74 SEC-29 BLOCK-27 SEC-20 W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W W FEET 0 10,000 WOLFCAMP D [0] WOLFCAMP C [3] WOLFCAMP B [5] WOLFCAMP A [29] WOLFCAMP XY [17] 3RD BONE SPRING [1] 2ND BONE SPRING [6] 1ST BONE SPRING [3] AVALON [7] BRUSHY CANYON [22] PETRA 2/5/2017 3:13:31 PM Formations Targeted by Hz WINKLER LOVING LEA Getty Oil Company 1 423013022700 Exxon Co USA Lineberry Gas Unit 423013004000 Boyd J K O&G CO Inc Boyd 15 1501 423013001800 Impetro Oper LLC Tube 9 Unit 1 424951093300 Heritage Standard Wolfe Unit 424953215500 Heriatage Resources Tubb Estate 21 424953197900 Federal Deposit INS Comanche UNIT 1 424953040600 EDISTO RES CORP CLIFTON427 427 42495323800 Lilis Energy Acreage A’ A 10 Strictly Private and Confidential Sources: Publicly available information, Texas Railroad Commission, Internal LLEX database

Lilis Energy: Net Effective Acres and Drilling Locations

Over 500+ Net Delaware Well Locations Provide Multi-Year Inventory[1]

- Internal geologic analysis suggests multi stacked pay development per section is approximately 52 wells
- On current acreage position, stacked pay could result in over 500 net wells of inventory equating to up to ~35,000 net horizontal effective acres
- Offset operators such as RSPP, CXO, MTDR, EOG, EGN, APA, and PDCE have touted the multi-stack potential in the Delaware Basin

Zones Being Touted by Offset Operators[2]

Zones														
Lamar/Bell Canyon														
Cherry Canyon														
Brushy Canyon		✓	✓	✓										
Avalon Shale	✓	✓			✓	✓								✓
1st Bone Spring	✓	✓	✓	✓	✓	✓	✓		✓					✓
2nd Bone Spring	✓	✓	✓	✓	✓	✓	✓		✓		✓			
3rd Bone Spring	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		
Upper (XY)/Lower Wolfcamp A	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Wolfcamp B	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	
Wolfcamp C	✓			✓				✓		✓			✓	
Wolfcamp D	✓		✓											
Strawn														
Atoka														
Total	8	7	7	7	6	6	5	4	4	4	3	3	3	3

Lilis Inventory Zones and Spacing



Brushy Canyon
Avalon Shale
2nd Bone Spring
3rd Bone Spring/ Wolfcamp XY
Wolfcamp A
Wolfcamp B
Wolfcamp C

(1) Assumes 52 wells per section (640 acre section)
(2) Source: RSPP / Silver Hill investor presentation, investor presentations, wall street research & Johnson Rice research

Strictly Private and Confidential

11

0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0 12 24 36 48 60 72 84 96 108 120 Average Monthly Production (Boe/d) 1 Mile 1.5 Mile 12 Lilis Energy: Strong Well Economics Wolfcamp B – Type Curve and Well Economics Strictly Private and Confidential Wolfcamp B – Type Curve Sensitivities (2) 1. Assumptions based off of internal geologist and reserve engineering reports; Based off of strip pricing as of 3/1/2017 2. Oil prices coincide with $2.73, $3.00, and $3.55 gas pricing respectively Type Curve (03-01-2017 Strip Prices) 832 (Mile) Re-Entry 832 (Mile) New Drill 1,005 (1.5 Mile) Re-Entry Gross Capex $6.0 $7.0 $7.0 Lateral Length 5,280 5,280 6,550 IP BOEPD 1,417 1,417 2,125 Frac Stages 29 29 35 Well Spacing (ft/acre) 120 120 120 B Factor (2 stream) 1.2 1.2 1.2 Terminal Decline 20% 20% 20% % Oil 71% 71% 71% Well Level IRR 99% 71% 118% Cash on Cash Break Even (Years) 1.1 1.3 0.9 Wolfcamp B - Type Curve Sensitivities Oil Price $50.00 $55.00 $65.00 NPV 10 $4.9 $6.2 $9.0 IRR 76% 99% 155% Payout 1.3 1.1 0.8 ROI (UNDISCOUNTED) 2.6x 2.9x 3.7x Wolfcamp B - Type Curve Sensitivities Oil Price $50.00 $55.00 $65.00 NPV 10 $4.1 $5.4 $8.2 IRR 54% 71% 112% Payout 1.6 1.3 1.0 ROI (UNDISCOUNTED) 2.2x 2.5x 3.2x Wolfcamp B - Type Curve Sensitivities Oil Price $50.00 $55.00 $65.00 NPV 10 $6.4 $8.0 $11.3 IRR 91% 119% 187% Payout 1.1 0.9 0.7 ROI (UNDISCOUNTED) 2.7x 3.1x 3.9x 1 mile Re-Entry 1.5 mile Re-Entry 1 mile New Drill

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Nov-13 May-14 Dec-14 Jul-15 Jan-16 Aug-16 Feb-17 • Recent transactions up to ~$55,000 per acre – highlighted by RSPP’s acquisition of Silver Hill for acreage that directly offsets and surrounds LLEX’s acreage footprint – Silver Hill is a direct offset to LLEX’s position – RSPP paid $47,561 / acre after adjusting for production Delaware Basin Transaction Value / Net Acre Since January 1, 2014 (1) 1. $/Acre information taken from publicly available information and includes certain transaction adjustments Mean $22,038 RSPP/Silver Hill $47,561 13 Strictly Private and Confidential Recent Highlighted Transactions

Pure Play Delaware Basin Operator: Leveraged to the Permian • When compared to other public Permian peers, LLEX has the highest Permian Basin exposure per $1 million of enterprise value (1) • LLEX’s leverage to the Permian is 1.8x greater than its peer average Net Permian Basin Acres Per $1 Million of Enterprise Value (2) 1. Internal estimate: LLEX enterprise value is pro forma for recent PIPE offering and assumes fully diluted share count assuming the conversion of convertible preferred sh ares with accrued dividends and all “in the money” warrants 2. Peers consist of PE, FANG, RSPP, REN, and Rosehill. Publicly available information; Prices as of 3/27/17; Shares outstanding , o utstanding indebtedness, preferred stock, and cash as of last filed and adjusted for certain business transactions 14 Strictly Private and Confidential - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 Lilis Energy Peer 1 Peer 2 Peer 3 Average Peer 4 Peer 5 Peer 6

Appendix Strictly Private and Confidential

Equity Financing • 2016: Raised $25 million of equity consisting of $20 million of Series B convertible preferred stock and ~$5 million of convertible notes, which have all converted • 2017: Closed $20 million PIPE transaction on March 1, 2017 Debt Financing • $50 million term debt, 6% interest Initial draw of $31 million Subsequent draw of $7.1 million in February 2017 Additional Liquidity • Currently have $11.9 million of availability under term debt • Proceeds from exercising of warrants of up to ~ $25 million 16 Recent Financial Activity Financing Acquisitions Acreage Acquisitions • Since its merger with Brushy Resources in June 2016, Lilis has increased its Delaware Basin acreage position by over 125% November 7, 2016 – added 860 net contiguous acres further expanding Delaware Basin footprint October 13, 2016 – added 500 net acres and ~690 net mcf per day Additional acquisitions put current net acreage position over 8,000 in the Delaware Basin Strictly Private and Confidential

17 Capitalization Table Strictly Private and Confidential

18 Share Count Strictly Private and Confidential 3/10/2017 Proceeds Share Count % Ownership from Exercise ($000s) Equity: Shares Outstanding 25,207,245 39.1% NA Pro Forma Shares - PIPE Issuance 5,194,837 8.1% NA Total Shares Outstanding 30,402,082 47.1% 6% Series B Convertible Preferred Stock 13,507,273 20.9% 0 Warrants - ($0.01) 4,097,960 6.4% 40,980 Adjusted Shares Outstanding 48,007,315 27.3% Dilutives (In-the-Money) Warrants ($2.26) 9,757,280 15.1% 22,051,453 Options – Average Strike Price ( $2.29 ) 6,611,833 10.2% 15,141,098 Restricted Stock Units (Non-Insiders) 149,584 0.2% 0 Total In-the-Money 16,518,697 25.6% 3/10/17 Diluted Shares 64,526,012 100.0% $37,233,530 LLEX Diluted Share Count

LLEX Management Team

Abraham "Avi" Mirman Director and CEO	Mr. Mirman has an extensive 20-year background in the securities industry and was appointed CEO in April 2014, after serving as the Company's President beginning in September 2013. Mr. Mirman was appointed to Lilis Energy's Board of Directors in September 2014. Previously, Mr. Mirman served as the Managing Director, Investment Banking at T.R. Winston & Company, LLC from April 2013 to October 2014. He and TRW completed over $85.0 million of financing and debt restructuring for Lilis Energy. Between 2006 and 2011, Mr. Mirman served as Chairman of the Board of Cresta Capital Strategies LLC; between 2011 and 2012, he served as Head of Investment Banking at BMA Securities; and between 2012 and February 2013, he served as Head of Investment Banking at John Thomas Financial. Mr. Mirman has extensive experience in financial and securities matters, and obtaining financing for and providing financial advisory services to micro-cap public companies, including oil and gas and other energy companies. Mr. Mirman graduated from the State University of New York at Buffalo with a B.S. in Political Science.
Joseph C. Daches EVP, CFO & Treasurer	Mr. Daches is a licensed CPA with over 20 years of experience and expertise in directing strategy, accounting and finance in primarily small and mid-size oil and gas companies. Prior to joining Lilis Energy Inc., Mr. Daches held the position of CFO at Magnum Hunter Resources ("MHR") where he concluded his tenure by successfully guiding MHR through a restructuring and upon emergence was appointed Co-CEO by the new Board of Directors. Mr. Daches has helped guide several oil and gas companies through financial strategy activities, capital raises, and both public and private offerings. Mr. Daches possesses significant business experience and knowledge related to the oil and gas industry, including A&D transactions, oil and gas reporting, SEC reporting, corporate governance and compliance, budgeting and business valuations. Mr. Daches holds a Bachelor of Science in accounting and is a licensed CPA in Texas.
Brennan Short COO	Mr. Short is a petroleum engineer with 20 years of domestic oil/gas exploration and production operations, field supervision, management and petroleum engineering consulting experience. Prior to joining Lilis Energy, Mr. Short worked for Conoco, EOG Resources, FINA and Burlington Resources in various production operations and field positions. Mr. Short earned his Bachelor's degree in Petroleum Engineering from Texas A&M University
Seth Blackwell EVP, Land & Business Development	Mr. Blackwell is a Professional Landman with extensive knowledge and experience in all facets of land management. Prior to joining the Lilis team, Mr. Blackwell held the position of Vice President of Land for XOG Resources where he managed all land and business development efforts. Prior to that, he gained exposure to multiple oil and gas basin in the US while working for Occidental Petroleum. Mr. Blackwell holds a Bachelor's Degree in Business Management from Fort Hays State University and is an active member of the American Association of Professional Landman, North Houston Association of Professional Landman and the Houston Association of Professional Landman.
Mary Hughes Senior Geologist	Mrs. Hughes joined Lilis Energy in 2017 as an experienced petroleum geologist focused on exploration and optimizing development projects. Mrs. Hughes' previous roles have included new ventures exploration, lead operations geologist, and field geology with Apache Corporation and Activa Resources. Mrs. Hughes earned a B.S. Geology degree from Sam Houston State University and an M.S. Geology from University of Texas at San Antonio. Mrs. Hughes currently serves as Secretary for the South Texas Geological Society and is an active member of American Association of Petroleum Geologists.
Ariella Fuchs EVP, General Counsel & Secretary	Ms. Fuchs joined Lilis Energy in March 2015. Previously, Ms. Fuchs served as an associate with Baker Botts L.L.P., specializing in securities transactions and corporate governance and an associate at White & Case LLP and Dewey and LeBoeuf LLP in the firm's mergers and acquisitions groups. Ms. Fuchs received a J.D. degree from New York Law School and a B.A. degree in Political Science from Tufts University.
Wobbe Ploegsma VP of IR & Capital Markets	Mr. Ploegsma has over 10 years of finance and energy investment banking related experience. Prior to joining Lilis Energy, Mr. Ploegsma held various positions with Growth Capital Partners, Tudor Pickering Holt & Co., MLV & Co. and FBR Capital Markets. Mr. Ploegsma received his undergraduate degree in Business Administration from Trinity University and his MBA from Rice University's Jones School of Business.

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19

LILIS

LLEX Board of Directors

Ronald D. Ormand Executive Chairman	Mr. Ormand brings more than 34 years of industry experience. Mr. Ormand has completed over $25 billion of capital markets and $10 billion of financial advisory transactions as both a principal and banker. Mr. Ormand was a co-founder and senior executive at Magnum Hunter Resources Corporation (NYSE: MHR). While with MHR, Mr. Ormand executed a strategy to grow MHR from sub-$30 million enterprise value to over $3.2 billion in 4 ½ years. Mr. Ormand has served as a member of numerous Board of Directors, most recently the Chairman of the Board of MLV & Co., where he oversaw and led the acquisition of MLV by FBR Capital Markets (NASDAQ:FBRC).
Abraham "Avi" Mirman Chief Executive Officer & Director	Mr. Mirman has an extensive 20-year background in the securities industry and was appointed CEO in April 2014, after serving as the Company's President beginning in September 2013. Mr. Mirman was appointed to Lilis Energy's Board of Directors in September 2014. Previously, Mr. Mirman served as the Managing Director, Investment Banking at T.R. Winston & Company, LLC from April 2013 to October 2014. He and TRW completed over $100 million of financing and debt restructuring for Lilis Energy. Between 2006 and 2011, Mr. Mirman served as Chairman of the Board of Cresta Capital Strategies LLC; between 2011 and 2012, he served as Head of Investment Banking at BMA Securities; and between 2012 and February 2013, he served as Head of Investment Banking at John Thomas Financial. Mr. Mirman has extensive experience in financial and securities matters, and obtaining financing for and providing financial advisory services to micro-cap public companies, including oil and gas and other energy companies. Mr. Mirman graduated from the State University of New York at Buffalo with a B.S. in Political Science.
Gen. Merrill A McPeak (USAF Retired) Director	Following retirement from active service in 1994, General McPeak launched a second career in business. General McPeak served as the fourteenth chief of staff of the U.S. Air Force and flew 269 combat missions in Vietnam during his distinguished 37-year military career. General McPeak was a founding investor and chairman of Ethicspoint, an ethics and compliance software and services company, which was subsequently restyled as industry leader Navex Global, and acquired in 2011 by a private equity firm. General McPeak also served as chairman of Coast Plating, a metal finishing company for aerospace and other industries, which was also acquired in a private equity buyout. General McPeak currently serves as a director of DGT Holdings, GenCorp, Lion Biotechnologies and Research Solutions, Inc., as well as Valence Surface Technologies.
Nuno Brandolini Director	Mr. Brandolini was appointed to Lilis Energy's Board of Directors beginning in February 2014. Mr. Brandolini is a general partner of Scorpion Capital Partners, L.P., a private equity firm organized as a small business investment company (SBIC). Mr. Brandolini co-founded Rosecliff, Inc. in 1993 and served as its Managing Director. Mr. Brandolini served as Assistant Treasurer of Allianz Funds. Prior to 1993, he served as a Vice President at Salomon Brothers Inc., where he was an investment banker involved in mergers and acquisitions in the Financial Entrepreneurial Group. He served as the President and Principal at The Baltheus Group and a Principal and Executive Vice President of Logic Capital Corp. Mr. Brandolini began his career as an investment banker at Lazard Freres & Co. Mr. Brandolini served as the Chairman of Lilis Energy, Inc. since April 24, 2014 until January 14, 2016. Mr. Brandolini served as the Chairman at Northern Gold Mining Inc. since May 6, 2013 and has been its Director since January 17, 2012. Mr. Brandolini serves as a Lead Director of Northern Gold Mining Inc. Mr. Brandolini has been a Director of LifePoint, Inc. since September 29, 2003, Lilis Energy, Inc. since February 13, 2014. He has been an Independent Director of Cheniere Energy, Inc. since 2000.
Peter Benz Director	Mr. Benz brings more than 25 years of experience in investment banking and corporate advisory services for emerging growth companies in the areas of financing, mergers and acquisition, funding strategy and general corporate development. Mr. Benz currently serves as Chief Executive Officer of Viking Asset Management, LLC. Mr. Benz is responsible for assuring a steady flow of candidate deals, making asset allocation and risk management decisions and overseeing all business and investment operations. He has extensive experience specializing in investment banking and corporate advisory services for small growth companies in the areas of financing, merger/acquisition, funding strategy and general corporate development. He founded Bi-Coastal Consulting Corporation in 1986 and served as its President and Principal. Mr. Benz worked at Gilford Securities where he was responsible for private placements and investment banking activities.
R. Glenn Dawson Director	Mr. Dawson brings 35 years of oil and gas and management experience in North American hydrocarbon basins. Mr. R. Glenn Dawson serves as the President and Chief Executive Officer of Cuda Energy, Inc., a private Canadian-based E&P company. Mr. Dawson served as President of Bakken Hunter and Williston Hunter Canada, wholly owned subsidiaries of MHR, from April 2011- Jan.31- 2015. Mr. Dawson served as an Executive Vice President of Magnum Hunter Resources Corp. until January 31, 2015.

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LILIS

NASDAQ | LLEX Wobbe Ploegsma VP of Investor Relations & Capital Markets ir@lilisenergy.com 210.999.5400 CorProminence David Boral davidb@coreir.com 512.222.2560